Exhibit 1.2

$50,000,000

GSI COMMERCE, INC.

[    ]% CONVERTIBLE NOTES DUE 2025

[FORM OF]

UNDERWRITING AGREEMENT

[        ], 2005

[    ] •, 2005

Morgan Stanley & Co. Incorporated

Bear, Stearns & Co. Inc.

c/o Morgan Stanley & Co. Incorporated

1585 Broadway

New York, New York 10036

Dear Sirs and Mesdames:

GSI Commerce, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the “Underwriters”) $50,000,000 principal amount of its [    ]% Convertible Notes due 2025 (the “Firm Securities”) to be issued pursuant to the provisions of an Indenture dated as of [            ], 2005 (the “Indenture”) between the Company and [            ], as Trustee (the “Trustee”). The Company also proposes to issue and sell to the several Underwriters not more than an additional $7,500,000 principal amount of its [    ]% Convertible Notes due 2025 (the “Additional Securities”) if and to the extent that you, as Managers of the offering, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such [    ]% Convertible Notes due 2025 granted to the Underwriters in Section 2 hereof. The Firm Securities and Additional Securities are hereinafter collectively referred to as the “Securities”. The Securities will be convertible into shares of common stock (the “Common Stock”), par value $0.01 per share, of the Company (the “Underlying Securities”).

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement, including a prospectus, relating to the Securities. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement”; the prospectus in the form first used to confirm sales of Securities is hereinafter referred to as the “Prospectus.” If the Company has filed an abbreviated registration statement to register additional [    ]% Convertible Notes due 2025 pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement (including, in the case of all references to the Registration Statement and the Prospectus, documents incorporated therein by reference).

1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

(a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

(b) (i) Each document, if any, filed or to be filed pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) the Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain, as of the date of such supplement or amendment, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

(c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(d) Each subsidiary of the Company has been duly incorporated or organized, is validly existing as a corporation or other entity in good standing under the laws of the jurisdiction of its incorporation, has the power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock or other ownership interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company or indirectly through a wholly owned subsidiary of the Company except that the Company owns 67% of the equity of GSI-Chelsea Solutions, LLC, free and clear of all liens, encumbrances, equities or claims.

(e) This Agreement has been duly authorized, executed and delivered by the Company.

(f) The authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Prospectus.

(g) The shares of Common Stock outstanding prior to the issuance of the Securities to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable.

(h) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to the effects of applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability, and will be entitled to the benefits of the Indenture.

(i) The Underlying Securities issuable upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights which have not been waived.

(j) The Indenture has been duly authorized, and on the Closing Date will be executed and delivered by, and a valid and binding agreement of, the Company, enforceable in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability.

(k) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture and the Securities will not contravene (i) any provision of applicable law, (ii) the certificate of incorporation or by-laws of the Company, (iii) any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, other than, in the case of clauses (i), (iii) and (iv), for such contraventions as would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture or the Securities, except such as may be required by the rules of the National Association of Securities Dealers, Inc. (the “NASD”) and by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities.

(l) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

(m) There are no legal or governmental proceedings pending or, to the Company’s knowledge, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(n) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

(o) The Company is not, and after giving effect to the offering and sale of the Securities and the [    ] shares of Common Stock being offered concurrently with the Securities and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(p) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(q) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(r) Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Securities registered pursuant to the Registration Statement. Each beneficiary of any right to require the Company to include such securities in the Registration Statement is either participating in the offering of the Securities or has entered into a written waiver of such rights.

(s) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, or has the right to use, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse affect on the Company and its subsidiaries, taken as a whole.

(t) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any material real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in the Prospectus.

(u) No labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in the Prospectus, or, to the knowledge of the Company, is imminent which, in either case would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries taken as a whole; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(v) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary in the businesses in which they are engaged; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Prospectus.

(w) The Company and each of its subsidiaries maintain a system of internal control over financial reporting sufficient to provide reasonable assurance (i) that the Company’s financial records, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company; (ii) that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (iii) regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the Company’s financial statements. Except as described in or incorporated by reference into the Prospectus, since the most recent audit of the effectiveness of the Company’s internal control over financial reporting, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

2. Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Firm Securities set forth in Schedule I hereto opposite its name at a purchase price of [    ]% of the principal amount thereof (the “Purchase Price”) plus accrued interest, if any, to the Closing Date.

On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to the Underwriters the Additional Securities, and the Underwriters shall have the right to purchase, severally and not jointly, up to $7,500,000 principal amount of Additional Securities at the Purchase Price plus accrued interest, if any, to the date of payment and delivery. You may exercise this right on behalf of the

Underwriters in whole or from time to time in part by giving written notice of each election to exercise the option not later than 30 days after the date of this Agreement. Any exercise notice shall specify the principal amount of Additional Securities to be purchased by the Underwriters and the date on which such securities are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Securities nor later than ten business days after the date of such notice. Additional Securities may be purchased as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Securities. On each day, if any, that Additional Securities are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the principal amount of Additional Securities (subject to such adjustments to eliminate fractional securities as you may determine) that bears the same proportion to the total number of Additional Securities to be purchased on such Option Closing Date as the principal amount of Firm Securities set forth in Schedule I hereto opposite the name of such Underwriter bears to the total principal amount of Firm Securities.

The Company hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (“Common Stock Rights”) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.

The restrictions contained in the preceding paragraph shall not apply to (A) the Securities to be sold hereunder, (B) up to 1,725,000 shares of Common Stock being offered by the Company concurrently with the Securities, (C) the issuance by the Company of shares of Common Stock (i) upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof or (ii) upon conversion of the Securities, (D) the issuance by the Company of shares of Common Stock or Common Stock Rights (i) pursuant to the Company’s stock option and equity compensation plans outstanding on the date of this Agreement (including but not limited to the Company’s 2005 Stock Equity Incentive Plan), (ii) in connection with any acquisition, partner agreement or strategic agreement, provided that, in each case, each recipient agrees in writing with the Company to be bound to the restrictions set forth in the next succeeding paragraph (and the Company hereby agrees to provide a copy of the agreement containing such restrictions to Morgan Stanley & Co. Incorporated and not to waive, amend or terminate such restrictions without the prior written consent of Morgan Stanley & Co. Incorporated) or (iii) upon the exercise or conversion of any Common Stock Rights issued pursuant to the foregoing, or (E) transactions by any person other than the Company relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the offering of the Securities.

3. Terms of Public Offering. You have advised the Company that the Underwriters propose to make a public offering of their respective portions of the Securities as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable.

4. Payment and Delivery. Payment for the Firm Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Firm Securities for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on [            ], 2005,1 or at such other time on the same or such other date, not later than [            ], 2005,2 as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for any Additional Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Securities for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 3 or at such other time on the same or on such other date, in any event not later than [            ], 2005,3 as shall be designated in writing by you.

The Firm Securities and Additional Securities shall be in definitive form or global form, as specified by you, and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Firm Securities and Additional Securities shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of

[1]	Insert date 3 business days or, in the event the offering is priced after 4:30 p.m. Eastern Time, 4 business days after the date of the Underwriting Agreement.

[2]	Insert date 5 business days after the date inserted in accordance with note 1 above.

[3]	Insert date 10 business days after the expiration of the green shoe option.

the Securities to the Underwriters duly paid, against payment of the Purchase Price therefor plus accrued interest, if any, to the date of payment and delivery.

5. Conditions to the Underwriters’ Obligations. The obligations of the Company to sell the Securities to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Securities on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than 2:00 p.m. (New York City time) on the date hereof.

The several obligations of the Underwriters are subject to the following further conditions:

(a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

(i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company’s securities by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

(ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

(b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date. The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c) (1) The Underwriters shall have received on the Closing Date an opinion of Blank Rome LLP, outside counsel for the Company, dated the Closing Date, to the effect that:

(i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business in all material respects as described in the Prospectus and, based solely upon its review of certificates of public officials, is duly qualified to transact business and is in good standing in each jurisdiction listed on Schedule A to such opinion;

(ii) each subsidiary of the Company which is a “significant subsidiary” as defined in SEC Regulation S-X (each, a “Significant Subsidiary”) has been duly incorporated or organized, is validly existing as a corporation or other entity in good standing under the laws of the jurisdiction of its incorporation, has the power and authority to own its property and to conduct its business in all material respects as described in the Prospectus and, based solely upon its review of certificates of public officials, is duly qualified to transact business and is in good standing in each jurisdiction listed on Schedule A to such opinion;

(iii) all of the issued shares of capital stock or other ownership interests of each Significant Subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly by the Company, or indirectly by another wholly owned subsidiary of the Company (except that the Company owns only 67% of the equity of GSI-Chelsea Solutions, LLC), free and clear of all liens, encumbrances, equities or claims;

(iv) the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to the effects of applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability, and will be entitled to the benefits of the Indenture.

(v) The Underlying Securities issuable upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights under (i) the laws of the State of Delaware; (ii) the Certificate of Incorporation or By-Laws of the Company or (iii) to the knowledge of such counsel, any agreement or instrument to which the Company is a party which has not been waived.

(vi) The Indenture has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability; and the Indenture has been duly qualified under the Trust Indenture Act of 1939.

(vii) this Agreement has been duly authorized, executed and delivered by the Company;

(viii) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture and the Securities will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or, to such counsel’s knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to such counsel’s knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture or the Securities, except such as may be required by the NASD and by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities, as to which no opinion need be rendered;

(ix) the statements relating to legal matters, documents or proceedings included in (A) the Prospectus under the captions “Description of the Notes,” “Description of Capital Stock” and, to

the extent it describes the matters contained in this Agreement, “Underwriters” and (B) the Registration Statement in Item 15, to the extent they constitute summaries of legal matters or documents referred to therein in each case fairly summarize in all material respects such matters and documents;

(x) Although the statements in the Prospectus under the caption “United States Federal Income Tax Considerations,” do not purport to summarize all possible United States federal income tax consequences of the acquisition, ownership and disposition of the notes and common stock of the Company, insofar as such statements constitute a summary of the United States federal tax laws referred to therein, are accurate and fairly summarize in all material respects the United States federal tax laws referred to therein.

(xi) Such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required by SEC Regulation S-K to be described in the Registration Statement or the Prospectus and are not so described or of any contracts or other documents that are required by SEC Regulation S-K to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

(xii) the Company is not, and after giving effect to the offering and sale of the Securities and the 5,103,500 shares of Common Stock being offered concurrently with the Securities and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(2) Said opinion shall also include statement that nothing has come to the attention of such counsel that causes such counsel to believe that (A) any document filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement and Prospectus (except for the financial statements, notes and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any belief) did not comply when so filed as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder; (B) the Registration Statement or the Prospectus (except for the financial statements, notes and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any belief) do not comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, (C) the Registration Statement or the Prospectus included therein (except for the financial statements and financial schedules, notes and other financial and statistical data included therein, as to which such counsel need not express any belief) at the time the Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (D) the Prospectus (except for the financial statements, notes and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any belief) as of its date or as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. With respect to such statement, Blank Rome LLP may state that their beliefs are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and documents incorporated by reference and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

(d) The Underwriters shall have received on the Closing Date an opinion of Cravath, Swaine & Moore LLP, counsel for the Underwriters, dated the Closing Date, covering the matters referred to in Sections 5(c)(1)(iv), 5(c)(1)(v), 5(c)(1)(vi), 5(c)(1)(vii), 5(c)(1)(ix), (but only as to the statements in the Prospectus under “Description of the Notes,” “Description of Capital Stock” and “Underwriters”) and clauses (B), (C) and (D) of Section 5(c)(2) above.

With respect to clauses (B), (C) and (D) of Section 5(c)(2), Cravath, Swaine & Moore LLP may state that their beliefs are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (other than documents incorporated by reference) and upon review and discussion of the contents thereof (including documents incorporated by reference), but are without independent check or verification except as specified.

The opinion of Blank Rome LLP described in Section 5(c) above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

(e) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Deloitte & Touche LLP, independent registered public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(f) The “lock-up” agreements, each substantially in the form of Exhibit A, Exhibit B or Exhibit C hereto, between you and the shareholders, executive officers and directors of the Company listed on Schedule II hereto relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

The several obligations of the Underwriters to purchase Additional Securities hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Securities to be sold on such Option Closing Date and other matters related to the issuance of such Additional Securities.

6. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

(a) To furnish to you, without charge, [ ] signed copies of the Registration Statement (including exhibits thereto and documents incorporated by reference) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto but including documents incorporated by reference) and to furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(c) below, as many copies of the Prospectus, any documents incorporated by reference, and any supplements and amendments thereto or to the Registration Statement as you may reasonably request. The terms “supplement” and “amendment” or “amend” as used in this Agreement shall include all documents subsequently filed by the Company with the Commission pursuant to Exchange Act of 1934, as amended, that are deemed to be incorporated by reference in the Prospectus.

(b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(c) If, during such period after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

(d) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

(e) To make generally available to the Company’s security holders and to you as soon as practicable an earning statement covering the twelve-month period ending July 1, 2006 that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

7. Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the Securities under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Securities by the NASD (which fee and expenses of counsel for the Underwriters shall not exceed $5,000 in the aggregate under clause (iii) and this clause (iv) and similar clauses in the Underwriting Agreement with respect to the concurrent public offering of Common Stock), (v) all fees and expenses incident to listing the Securities on the Nasdaq National Market, (vi) any fees charged by rating agencies for the rating of the Securities, (vii) the cost of the preparation, issuance and delivery of the Securities, (viii) the costs and charges of the Trustee and any transfer agent, registrar or depositary, (ix) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (x) the document production charges and expenses associated with printing this Agreement and (xi) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8 entitled “Indemnity and Contribution”, and the last paragraph of Section 10 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

8. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except that the Company shall not be required to indemnify any Underwriter, controlling person or affiliate thereof insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein, provided, however that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law to have been delivered, at or prior to the written confirmation of the sale of the Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 6(a) hereof.

(b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

(c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for, as applicable (i) the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act and (ii) the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d) To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein (other than because such Sections are not applicable in accordance with their terms), then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Securities. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amount of Securities they have purchased hereunder, and not joint.

(e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.

9. Termination. The Underwriters may terminate this Agreement by notice given by you to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

10. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Securities set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Firm Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Underwriter. If, on the Closing

Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Securities and the aggregate principal amount of Firm Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Firm Securities to be purchased, and arrangements satisfactory to you and the Company for the purchase of such Firm Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Securities and the aggregate principal amount of Additional Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Securities to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Securities to be sold on such Option Closing Date or (ii) purchase not less than the principal amount of Additional Securities that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

11. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

12. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

13. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

Very truly yours,

GSI COMMERCE, INC.

By:
Name:
Title:

Accepted as of the date hereof
Morgan Stanley & Co. Incorporated Bear, Stearns & Co. Inc.

Acting severally on behalf of themselves and the several Underwriters named in Schedule I hereto.

By:	Morgan Stanley & Co. Incorporated

By:
Name:
Title:

SCHEDULE I

Underwriter	Number of Firm Securities To Be Purchased
Morgan Stanley & Co. Incorporated

Bear, Stearns & Co. Inc.

CIBC World Markets Corp

Friedman, Billings, Ramsey & Co. Inc.

Pacific Crest Securities Inc.

Total:

SCHEDULE II

Parties to Lock-Up Agreements

Michael G. Rubin

Robert J. Blyskal

Michael R. Conn

Jordan M. Copland

Stephen J. Gold

Robert W. Liewald

Arthur H. Miller

Damon Mintzer

Kenneth J. Adelberg

M. Jeffrey Branman

Ronald D. Fisher

Jarvey Lamm

Mark S. Menell

Michael S. Perlis

Jeffrey F. Rayport

Comcast QIH, Inc.

QK Holdings, Inc.

SOFTBANK Capital LP

SOFTBANK Capital Advisors Fund LP

SOFTBANK Capital Partners LP

Rustic Canyon Ventures LP

EXHIBIT A

[FORM OF LOCK-UP LETTER]

May [            ], 2005

Morgan Stanley & Co. Incorporated

c/o Morgan Stanley & Co. Incorporated

1585 Broadway

New York, NY 10036

Dear Sirs and Mesdames:

The undersigned understands that Morgan Stanley & Co. Incorporated (“Morgan Stanley”), Bear, Stearns & Co. Inc. (“Bear Stearns”) and certain other underwriters severally propose to enter into Underwriting Agreements (each, an “Underwriting Agreement”) with GSI Commerce, Inc., a Delaware corporation (the “Company”), and certain existing shareholders (with respect to the Equity Offering, as defined below) of the Company providing for the concurrent public offerings (the “Public Offerings”) by the several Underwriters, including Morgan Stanley and Bear Stearns (the “Underwriters”), of 3,103,500 shares (the “Shares”) of the common stock, par value $0.01 per share, of the Company (the “Common Stock”) (such offering referred to as the “Equity Offering”), and $50,000,000 principal amount of Convertible Notes of the Company (the “Convertible Notes”) (such offering referred to as the “Note Offering”). The Convertible Notes will be convertible into shares of Common Stock.

To induce the Underwriters that may participate in the Public Offerings to continue their efforts in connection with the Public Offerings, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectuses relating to the Public Offerings (the “Prospectuses”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of

Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Common Stock or Convertible Notes to the Underwriters pursuant to the Underwriting Agreements; (b) transactions relating to shares of Common Stock or other securities of the Company acquired in open market transactions after the completion of the Public Offerings; (c) the exercise of any stock option, warrant or other right to acquire shares of Common Stock, the conversion of a security convertible into Common Stock, or any disposition of shares of Common Stock (i) in lieu of payment of the exercise or conversion price thereof or (ii) to the Company to satisfy any withholding tax obligation in connection with such exercise or conversion; (d) transfers by the undersigned to any member of the immediate family of the undersigned, to any trust for the direct or indirect benefit of the undersigned or as bona fide gifts, provided that, in each case, each transferee and the trustee of any such trust, as applicable, agrees to be bound in writing to the restrictions set forth in this Lock-Up Agreement; or (e) if the undersigned is an individual, the transfer of any shares as a result of testate or intestate succession, or in the event that the undersigned becomes permanently disabled, provided, that, in each case, each transferee agrees to be bound in writing to the restrictions set forth in this Lock-Up Agreement. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectuses, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions. This Lock-Up Agreement shall remain in full force regardless of any delay in any of the Public Offerings, any increase or reduction in the size of, or other change in, the Public Offerings, or the termination of either the Note Offering or the Equity Offering; provided, however, that, notwithstanding any other provision contained herein, this Lock-Up Agreement, including the provisions of this paragraph, shall be automatically terminated and shall cease to be of any force and effect unless the Company, the selling shareholders (with respect to the Equity Offering) and the Underwriters have entered into either the Underwriting Agreement with respect to the Note Offering, or the Underwriting Agreement with respect to the Equity Offering (or both) on or before July 31, 2005.

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offerings. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

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The undersigned understands that whether or not either Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company, the selling shareholders and the Underwriters.

Very truly yours,

(Name)

(Address)

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EXHIBIT B

[FORM OF LOCK-UP LETTER OF MICHAEL G. RUBIN]

May             , 2005

Morgan Stanley & Co. Incorporated

c/o Morgan Stanley & Co. Incorporated

1585 Broadway

New York, NY 10036

Dear Sirs and Mesdames:

The undersigned understands that Morgan Stanley & Co. Incorporated (“Morgan Stanley”), Bear, Stearns & Co. Inc. (“Bear Stearns”) and certain other underwriters severally propose to enter into Underwriting Agreements (each, an “Underwriting Agreement”) with GSI Commerce, Inc., a Delaware corporation (the “Company”), and certain existing shareholders (with respect to the Equity Offering, as defined below) of the Company providing for the concurrent public offerings (the “Public Offerings”) by the several Underwriters, including Morgan Stanley and Bear Stearns (the “Underwriters”), of 3,103,500 shares (the “Shares”) of the common stock, par value $0.01 per share, of the Company (the “Common Stock”) (such offering referred to as the “Equity Offering”), and $50,000,000 principal amount of Convertible Notes of the Company (the “Convertible Notes”) (such offering referred to as the “Note Offering”). The Convertible Notes will be convertible into shares of Common Stock.

To induce the Underwriters that may participate in the Public Offerings to continue their efforts in connection with the Public Offerings, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectuses relating to the Public Offerings (the “Prospectuses”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Common Stock or Convertible Notes to the Underwriters pursuant to the Underwriting Agreements; (b) transactions relating to shares of Common Stock or other securities of the Company acquired in open market transactions after the completion of the Public Offerings; (c) the exercise of any stock option, warrant or other right to acquire shares of Common Stock, the conversion of a security convertible into Common Stock, or any disposition of shares of Common Stock (i) in lieu of payment of the exercise or conversion price thereof or (ii) to the Company to satisfy any withholding tax obligation in connection with such exercise or conversion; (d) transfers by the undersigned to any member of the immediate family of the undersigned, to any trust for the direct or indirect benefit of the undersigned or as bona fide gifts, provided that, in each case, each transferee and the trustee of any such trust, as applicable, agrees to be bound in writing to the restrictions set forth in this Lock-Up Agreement; or (e) if the undersigned is an individual, the transfer of any shares as a result of testate or intestate succession, or in the event that the undersigned becomes permanently disabled, provided, that, in each case, each transferee agrees to be bound in writing to the restrictions set forth in this Lock-Up Agreement. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectuses, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions. This Lock-Up Agreement shall remain in full force regardless of any delay in any of the Public Offerings, any increase or reduction in the size of, or other change in, the Public Offerings, or the termination of either the Note Offering or the Equity Offering; provided, however, that, notwithstanding any other provision contained herein, this Lock-Up Agreement, including the provisions of this paragraph, shall be automatically terminated and shall cease to be of any force and effect unless the Company, the selling shareholders (with respect to the Equity Offering) and the Underwriters have entered into either the Underwriting Agreement with respect to the Note Offering, or the Underwriting Agreement with respect to the Equity Offering (or both) on or before July 31, 2005.

Furthermore, pursuant to the letter agreement between Michael G. Rubin and Deutsche Bank Securities Inc. (“DBSI”) dated May 6, 2005, the undersigned agrees that, prior to or concurrent with the closing of the Equity Offering (the “Closing Time”), he will have (i) deposited cash or U.S. Government obligations into his margin account at DBSI (the “Margin Account”) in an amount equal to or greater than $5.6 million (the “Cash Collateral”) and will retain the Cash

2

Collateral in the Margin Account for a period ending not less than 90 days after the Closing Time, or (ii) repaid all amounts outstanding under any loans provided by DBSI or its affiliates which are secured by such Margin Account.

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offerings. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

The undersigned understands that whether or not either Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company, the selling shareholders and the Underwriters.

Very truly yours,

Michael G. Rubin c/o GSI Commerce, Inc. 935 First Avenue King of Prussia, PA 19406

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EXHIBIT C

[FORM OF LOCK-UP LETTER OF COMCAST QIH, INC.]

May             , 2005

Morgan Stanley & Co. Incorporated

c/o Morgan Stanley & Co. Incorporated

1585 Broadway

New York, NY 10036

Dear Sirs and Mesdames:

The undersigned understands that Morgan Stanley & Co. Incorporated (“Morgan Stanley”), Bear, Stearns & Co. Inc. (“Bear Stearns”) and certain other underwriters severally propose to enter into Underwriting Agreements (each, an “Underwriting Agreement”) with GSI Commerce, Inc., a Delaware corporation (the “Company”), and certain existing shareholders (with respect to the Equity Offering, as defined below) of the Company providing for the concurrent public offerings (the “Public Offerings”) by the several Underwriters, including Morgan Stanley and Bear Stearns (the “Underwriters”), of 3,103,500 shares (the “Shares”) of the common stock, par value $0.01 per share, of the Company (the “Common Stock”) (such offering referred to as the “Equity Offering”), and $50,000,000 principal amount of Convertible Notes of the Company (the “Convertible Notes”) (such offering referred to as the “Note Offering”). The Convertible Notes will be convertible into shares of Common Stock.

To induce the Underwriters that may participate in the Public Offerings to continue their efforts in connection with the Public Offerings, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectuses relating to the Public Offerings (the “Prospectuses”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Common Stock or Convertible Notes to the Underwriters pursuant to the Underwriting Agreements; (b) transactions relating to shares of Common Stock or other securities of the Company acquired in open market transactions after the completion of the Public Offerings; (c) the exercise of any stock option, warrant or other right to acquire shares of Common Stock, the conversion of a security convertible into Common Stock, or any disposition of shares of Common Stock (i) in lieu of payment of the exercise or conversion price thereof or (ii) to the Company to satisfy any withholding tax obligation in connection with such exercise or conversion; (d) transfers by the undersigned to any member of the immediate family of the undersigned, to any trust for the direct or indirect benefit of the undersigned or as bona fide gifts, provided that, in each case, each transferee and the trustee of any such trust, as applicable, agrees to be bound in writing to the restrictions set forth in this Lock-Up Agreement; (e) if the undersigned is an individual, the transfer of any shares as a result of testate or intestate succession, or in the event that the undersigned becomes permanently disabled, provided, that, in each case, each transferee agrees to be bound in writing to the restrictions set forth in this Lock-Up Agreement; or (f) distributions or transfers to Comcast Corporation, a Pennsylvania corporation, or any direct or indirect subsidiary thereof, provided that, in each case, each recipient agrees to be bound in writing to the restrictions set forth in this Lock-Up Agreement. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectuses, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions. This Lock-Up Agreement shall remain in full force regardless of any delay in any of the Public Offerings, any increase or reduction in the size of, or other change in, the Public Offerings, or the termination of either the Note Offering or the Equity Offering; provided, however, that, notwithstanding any other provision contained herein, this Lock-Up Agreement, including the provisions of this paragraph, shall be automatically terminated and shall cease to be of any force and effect unless the Company, the selling shareholders (with respect to the Equity Offering) and the Underwriters have entered into either the Underwriting Agreement with respect to the Note Offering, or the Underwriting Agreement with respect to the Equity Offering (or both) on or before June 30, 2005.

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the

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Public Offerings. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

The undersigned understands that whether or not either Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company, the selling shareholders and the Underwriters. This Lock-Up Agreement supersedes in all respects the previous Lock-Up Agreement of the undersigned dated May 12, 2005.

Very truly yours,

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